                                                                    EXHIBIT 10.3


                                    [LOGO]

THE CHASE MANHATTAN BANK
C/O Global Derivatives Operations
4 Chase Metrotech Center, 17th Floor
Brooklyn, New York 11245

                        INTEREST RATE SWAP CONFIRMATION
                        -------------------------------

TO:   ACT MANUFACTURING, INC.
      HUDSON, MASSACHUSETTS
      FAX 978 567 4099
ATTN: Swap Operations
FAX:  1 978 567 4099
DATE: 22 June 2001
RE:   Transaction Reference No. 0002677660 / 58364005

     The purpose of this letter agreement is to set forth the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement specified below.

     The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

   1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 14 October 1998, as amended and supplemented from time to time (the "Agreement"), between The Chase Manhattan Bank ("Chase") and Act Manufacturing, Inc., Hudson, Massachusetts ("Counterparty"). All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

   2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

      NOTIONAL AMOUNTS:  For any Calculation Period, the amount set forth opposite the Scheduled first day of such Calculation Period as set forth in the Schedule below:

--------------------------------------------------------------------------------
START DATE               MATURITY DATE             CURRENCY            AMOUNT
--------------------------------------------------------------------------------
29 June 2001           28 September 2001             USD           91,000,000.00
28 September 2001      31 December 2001              USD           87,000,000.00
31 December 2001       28 March 2002                 USD           83,000,000.00
--------------------------------------------------------------------------------

Confirmation - Swap Transaction

--------------------------------------------------------------------------------
  START DATE             MATURITY DATE             CURRENCY       AMOUNT
--------------------------------------------------------------------------------
28 March 2002           28 June 2002                 USD        79,000,000.00
--------------------------------------------------------------------------------
28 June 2002            30 September 2002            USD        75,000,000.00
--------------------------------------------------------------------------------
30 September 2002       31 December 2002             USD        70,000,000.00
--------------------------------------------------------------------------------
31 December 2002        31 March 2003                USD        65,000,000.00
--------------------------------------------------------------------------------
31 March 2003           30 June 2003                 USD        60,000,000.00
--------------------------------------------------------------------------------
30 June 2003            30 September 2003            USD        55,000,000.00
--------------------------------------------------------------------------------
30 September 2003       31 December 2003             USD        48,750,000.00
--------------------------------------------------------------------------------
31 December 2003        31 Mach 2004                 USD        42,500,000.00
--------------------------------------------------------------------------------
31 March 2004           30 June 2004                 USD        36,250,000.00
--------------------------------------------------------------------------------
30 June 2004            30 September 2004            USD        30,000,000.00
--------------------------------------------------------------------------------
30 September 2004       31 December 2004             USD        22,500,000.00
--------------------------------------------------------------------------------
31 December 2004        31 March 2005                USD        15,000,000.00
--------------------------------------------------------------------------------
31 March 2005           30 June 2005                 USD         7,500,000.00
--------------------------------------------------------------------------------

TRADE DATE:         21 June 2001

EFFECTIVE DATE:     29 June 2001

TERMINATION DATE:   30 June 2005, subject to adjustment in accordance with the
                    Modified Following Business Day Convention.

FIXED AMOUNTS:
--------------

FIXED RATE PAYER:   COUNTERPARTY

FIXED RATE PAYER
PAYMENT DATES:      The last Business Day of each September, December, March,
                    June of each year commencing with 30 September 2001 and ending with, and including, the Termination Date, subject to adjustment in accordance with the Modified Following
                    Business Day Convention.

FIXED RATE:         4.940000 percent

FIXED RATE
DAY COUNT FRACTION: Actual/ 360

Confirmation - Swap Transaction

   BUSINESS DAYS:           London, New York
   FLOATING AMOUNTS:
   ----------------
   FLOATING RATE PAYER:     CHASE
   FLOATING RATE PAYER
   PAYMENT DATES:           The last Business Day of each September, December,
                            March, June of each year commencing with 30
                            September 2001 and ending with, and including, the Termination Date, subject to adjustments in accordance with the Modified Following Business Day
                            Convention.

   FLOATING RATE FOR INITIAL
   CALCULATION PERIOD:       TO BE DETERMINED
   FLOATING RATE OPTION:     USD - LIBOR - BBA

   SPREAD:                   None

   DESIGNATED MATURITY:      3 Months

   RESET DATES:              The first day of each Calculation Period.

   COMPOUNDING:              Not applicable

   FLOATING RATE
   DAY COUNT FRACTION:       Actual/360

   BUSINESS DAYS:            London, New York

   CALCULATION AGENT:        Chase, unless otherwise specified in the Agreement.

3. ACCOUNT DETAILS

     PAYMENTS TO CHASE:      CHASE MANHATTAN BANK, NEW YORK, FED ABA
                             021-000-021, A/C# 900-9-001364

     PAYMENTS TO COUNTERPARTY:
                             To be Advised

Confirmation - Swap Transaction


     4. Office, address and telephone number for Notices in connection with this Swap Transaction.

               (a) COUNTERPARTY: its Office in
                                 MASSACHUSETTS
                                 FAX 978 567 4099

               (b) CHASE:        its head Office in
                                 New York c/o Global Derivatives Operations
                                 4 Chase Metrotech Center, 17th Floor
                                 Brooklyn, New York 11245

     5. DOCUMENTS TO BE DELIVERED

        Each party shall deliver to the other, at the time of its execution of this Confirmation, evidence of the incumbency and specimen signature of the person(s) executing this Confirmation, unless such evidence has been previously supplied and remains true and in effect.

     6. RELATIONSHIP BETWEEN PARTIES

        Each party will be deemed to represent to the other party on the date on which it enters into a Swap Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Swap Transaction):

        (a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Swap Transaction and as to whether that Swap Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Swap Transaction; it being understood that information and explanations related to the terms and conditions of a Swap Transaction shall not be considered investment advice or a recommendation to enter into that Swap Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Swap Transaction.

        (b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Swap Transaction. It is capable of assuming, and assumes the risks of that Swap Transaction.

        (c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Swap Transaction.

        Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us.



                                                Yours sincerely,

Confirmation - Swap Transaction

                                                THE CHASE MANHATTAN BANK

                                                By : /s/ Deborah Hooper
                                                ---------------------------
                                                Name:  Deborah Hooper
                                                Title: Vice President

Confirmed as of the date first
above written:

ACT MANUFACTURING INC., HUDSON, MASSACHUSETTS

By: /s/ Christopher L. Gorgone
------------------------------
Name: Christopher L. Gorgone
Title: Treasurer